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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): JULY 11, 2006

                         FREDERICK COUNTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 000-50407

                  Maryland                                 20-0049496
      (State or Other Jurisdiction of                  (I.R.S. Employer
       Incorporation or Organization)                Identification Number)

   9 North Market Street, Frederick, Maryland               21701
    (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (301) 620-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 11, 2006, the Registrant announced its earnings for the first six months ended June 30, 2006. For further information, reference is made to the Registrant's press release, dated July 11, 2006, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 2.02 of Form 8-K.

ITEM 7.01       REGULATION FD DISCLOSURE

     On July 11, 2006, the Registrant announced its earnings for the first six months ended June 30, 2006. For further information, reference is made to the Registrant's press release, dated July 11, 2006, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 7.01 of Form 8-K.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 99.1    Press Release dated July 11, 2006

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FREDERICK COUNTY BANCORP, INC.
                                              (Registrant)


                                              By: /s/ William R. Talley, Jr.
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                                                  William R. Talley, Jr.,
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Accounting Officer)

Dated: July 11, 2006